2007 Citigroup Financial Services Conference January 30, 2007

FORWARD LOOKING STATEMENT The information contained in this presentation may include forward looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe-harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: Regions' ability to achieve the earnings expectations related to businesses that have been acquired, or that may be acquired in the future, including its merger with AmSouth Bancorporation ("AmSouth"), which in turn depends on a variety of factors, including: ^ Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations; ^ the assimilation of the acquired operations to Regions' corporate culture, including the ability to instill appropriate credit practices and efficient approaches to the acquired operations; ^ the continued growth of the markets that the acquired entities serve, consistent with recent historical experience; ^ difficulties related to the integration of the businesses, including integration of information systems and retention of key personnel. Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures. Regions' ability to keep pace with technological changes. Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers. Regions' ability to effectively manage interest rate risk, market risk, credit risk and operational risk. Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business. The cost and other effects of material contingencies, including litigation contingencies. Further easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, may increase competitive pressures. Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular may lead to a deterioration in credit quality, thereby increasing provisioning costs, or a reduced demand for credit, thereby reducing earning assets. The occurrence of natural disasters or the threat or occurrence of war or acts of terrorism and the existence or exacerbation of general geopolitical instability and uncertainty. Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business. Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits. The words "believe," "expect," "anticipate," "project," and similar expressions signify forward looking statements. Readers are cautioned not to place undue reliance on any forward looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward looking statements.

The New Company Merger Update Strategic Opportunities Financial Update

A Top Ten U.S. Bank Holding Company Market Capitalization $27 billion 9th Assets $143 billion 8th Loans, net of unearned income $95 billion 9th Deposits $101 billion 8th Branches 1,956 7th ATMs 2,664 8th National Rank

Franchise Footprint Source: SNL DataSource. Deposit data as of 30-Jun-2006. NOTE: Divestitures are not included Regions Morgan Keegan Insurance

Significant Presence in Key MSAs MSA Rank Branches Deposits ($B) Source: SNL DataSource. Deposit data as of 30-Jun-2006; all data shown on pro forma combined basis NOTE: Divestitures are not included Top 5 Presence in 17 of Top 20 Markets Top 3 Presence in 14 of Top 20 Markets 1. Birmingham-Hoover, AL 1 86 $ 6,623 2. Nashville, TN 1 89 6,462 3. Miami, FL 6 75 5,713 4. Tampa-St.Pete-Clearwater, FL 4 86 3,796 5. Memphis, TN-MS-AR 2 73 3,454 6. Mobile, AL 1 42 3,336 7. New Orleans-Metairie-Kenner, LA 4 44 3,091 8. Saint Louis, MO-IL 5 73 2,820 9. Atlanta, GA 6 61 2,492 10. Montgomery, AL 1 31 2,266 11. Jackson, MS 2 44 2,152 12. Huntsville, AL 1 32 1,903 13. Knoxville, TN 2 39 1,876 14. Little Rock-North Little Rock, AR 1 34 1,727 15. Baton Rouge, LA 3 38 1,641 16. Pensacola-Ferry Pass-Brent, FL 1 27 1,469 17. Orlando-Kissimmee, FL 6 50 1,291 18. Chattanooga, TN-GA 3 29 1,275 19. Tuscaloosa, AL 1 16 1,222 20. Shreveport, LA 2 21 1,082

The New Company Merger Update Strategic Opportunities Financial Update

Making Significant Progress in All Phases of Merger Key Organizational Decisions Major Systems Identified Culture Identity and Development Progressing Divestiture and Branch Consolidation Processes Underway

Organizational Structure Geographies Lines of Business Alabama Midwest East Florida West Tennessee Mississippi Morgan Keegan Matrix Business Model Private Banking Trust & Asset Mgmt Mortgage Consumer Banking Commercial Banking Business Banking

All Major Systems Decisions Finalized Core Banking Systems Loans Deposits Trust Credit Brokerage/Investment Banking Systems Mortgage Servicing and Origination Systems

Culture Identity and Development Progressing Culture study completed 500 interviews conducted 300 online surveys completed Established Core Values Mission Statement Brand Identity

Branch Divestitures Expected Impact to Net Income: $38MM in 2007 beginning in 2Q07 (annualized impact would be approximately $51MM) Sale completed for Mississippi branches on January 26, 2007 State # of Branches Total Deposits ($B) Total Loans ($B) Mississippi 6 .3 .1 Tennessee 7 .4 .1 Alabama 39 $2.0 $1.5 Total 52 $2.7 $1.7 .

Branch Consolidations Approximately 160 branches identified Targeted closure dates to coincide with system conversions

Conversion Timeline Combined Product Set & Incentives Complete Sale of Divested Branches 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Brokerage Conversion Mortgage Origination & Servicing Conversion Phase One Branch Conversion Trust Conversion Phase Three Branch Conversion Phase Four Branch Conversion (if needed) Achieve $400 MM Annual Run-rate in Cost Saves Phase Two Branch Conversion

The New Company Merger Update Strategic Opportunities Financial Update

Combination Creates Strategic Growth Opportunities Florida De Novo Branching Morgan Keegan Improved Market Density Increased deposit market share in one of the highest growth states in the United States Leverage de novo branching expertise Branch expansion across high-growth areas of footprint Additional opportunities to leverage Morgan Keegan across franchise Attractive markets Benefit from size and diversity

Strong Florida Presence Source: SNL Database, as of June 30,2006 Regions has the 4th largest deposit market share in Florida Over $18 billion in deposits Over 400 branches Central $3.0 billion Southwest $2.0 billion North $3.5 billion West $4.0 billion Southeast $5.5 billion

Growth Through De Novo Branching Opened nearly 150 Florida offices since 2002 Generated $2 billion in deposits Produced $1 billion in loans Represents 75,000 consumer households Represents 21,000 business households Given strong market demographics, additional growth opportunities exist In 2006, 85 additional locations were opened by Regions, the majority of which were in Florida Opportunity to leverage de novo branching expertise across the broader footprint Broader access to demographically attractive markets Opportunities exist for de novo branching in high growth areas such as Texas, the Carolinas, and North Georgia

Branch Expansion - 2007 and Beyond Continue focus on branch expansion Follow rigorous process for site selection, planning and profitability 2007 - Open 50 new branches 2008 - Open 50-100 new branches 78 locations considered viable and are in an active land bank for 2007 and beyond

Leading Regional Brokerage Platform to be Levered Across Broader Franchise AmSouth Morgan Keegan 300+ brokerage locations in 16 states 1,090 financial advisors Customer assets of $66 billion Trust assets of $41 billion Presence in over 250 Regions bank branches 700 full-service bank branch locations 200 Series 7 licensed financial consultants Trust assets of $28 billion Strong de novo experience capabilities Private banking / 24,000 households 97 Morgan Keegan locations in AmSouth's footprint Leverage private banking capabilities Increased Florida opportunities

Strong Local Market Share Top U.S. Banks Weighted Average Market Share1 Wells Fargo 23.8% BB&T 21.3 Regions / AmSouth 20.4 Wachovia 20.3 JPMorgan Chase 19.2 Bank of America 18.8 Fifth Third 18.7 US Bancorp 17.8 Regions 15.7 AmSouth 15.4 National City 15.1 SunTrust 14.9 Citigroup 10.9 Regions compares favorably in terms of local market share relative to other top 10 banking franchises 1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2006 data. Note: Excludes divested branches.

2007, A Transition Year All merger integration activities on track Focus on execution to deliver a seamless transition for customers Well positioned to take advantage of the many strategic opportunities available

The New Company Merger Update Strategic Opportunities Financial Update

Pro Forma Financial Impact of Merger-Related Items Purchase Accounting1 Divestitures2 Cost Saves Total Net interest income Provision for loan losses $ 242 - $ (60) 3 - - $ 182 3 Non-interest income - (37) - (37) Non-interest expense (150) 32 150 32 Pre-tax earnings 92 (62) 150 180 Income taxes (57) 24 (57) (90) Net income $35 $(38) $93 $90 EPS, diluted $0.05 $(0.05) $0.13 $0.13 1 Fair market value purchase accounting adjustments measured as of merger close date. 2 Assumes 9-month impact FY 2007 (in millions, except per share data)

2007 Core Expectations Loan Growth Low-to-mid single-digit growth Deposit Growth Low-to-mid single-digit growth Net Interest Margin ~ 3.90% Net Charge-offs Mid-20 bps Non-interest Expenses $4.1 - 4.3 billion

Net Cost Saves: On-track 2008E 2007E 4Q06 East 400 150 7 $7 MM Estimated $150 MM Estimated $400 MM Net Cost Savings Full run-rate achieved by 2Q 2008

Sale of EquiFirst Regions entered into a definitive agreement on January 19, 2007 to sell the non-conforming mortgage unit, EquiFirst, to Barclays Bank PLC The unit was neither fully-integrated nor complementary with Regions' other lines of business Purchase price of $225 million Sale to be completed 1H07

Impressive Dividend Growth 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 02 02 03 04 05 06 Dividends 0.03 0.061 0.066 0.069 0.07 0.08 0.09 0.11 0.12 0.13 0.14 0.15 0.17 0.18 0.21 0.24 0.28 0.29 0.31 0.34 0.35 0.37 0.42 0.49 0.53 0.57 0.65 0.75 0.81 0.87 0.91 0.94 1 1.34 1.36 1.4 Yearly High Stock Price 0.9 1 1.4 1.5 1.7 2.4 2.5 2.5 2.7 2.8 2.9 3 3.57 4.42 6.81 9.34 8.74 6.17 7.09 6.77 11 13.53 15.54 14.78 18.17 21.77 36.25 36.65 33.56 22.53 26.2 29.26 30.66 35.79 35.31 36.66 Dividends per share NOTE: All per share amounts have been restated to reflect stock splits, stock dividends and the Union Planters merger 36 consecutive years of increasing the dividend

Capital Strength Provides Flexibility Capital ratios exceed peer average Provides for support of future balance sheet growth or share repurchase Current share repurchase authorizations total nearly 64 million shares

Summary All merger integration activities on-track There are many growth opportunities for Regions in 2007 and beyond Confident of our 2007 financial position

2007 Citigroup Financial Services Conference January 30, 2007